                                                                   Exhibit 99.45

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 3
SERVICER REPORT DATE 10-Nov-00                                Beginning 1-Oct-00
DISTRIBUTION DATE: 15-Nov-00                                    Ending 31-Oct-00
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL       INTEREST           TOTAL       END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION    DISTRIBUTION      DISTRIBUTION       BALANCE
-----------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $167,692,000.00   $100,822,022.24    23,896,131.97   $  564,991.49    24,461,123.46   $ 76,925,890.27
CLASS A-2 NOTES   $227,084,000.00   $227,084,000.00   $         0.00   $1,324,656.67     1,324,656.67   $227,084,000.00
CLASS A-3 NOTES   $196,340,000.00   $196,340,000.00   $         0.00   $1,155,133.67     1,155,133.67   $196,340,000.00
CLASS A-4 NOTES   $100,615,000.00   $100,615,000.00   $         0.00   $  599,497.71       599,497.71   $100,615,000.00
-----------------------------------------------------------------------------------------------------------------------
   NOTE TOTALS    $691,731,000.00   $624,861,022.24   $23,896,131.97   $3,644,279.53   $27,540,411.50   $600,964,890.27
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                 FACTOR INFORMATION PER $1,000

                    PRINCIPAL      INTEREST      END PRINCIPAL
                  DISTRIBUTION   DISTRIBUTION       BALANCE
--------------------------------------------------------------
CLASS A-1 NOTES   142.50013101     3.36922149     458.73321488
CLASS A-2 NOTES             --     5.83333333   1,000.00000000
CLASS A-3 NOTES             --     5.88333333   1,000.00000000
CLASS A-4 NOTES             --     5.95833333   1,000.00000000
--------------------------------------------------------------
   NOTE TOTALS    142.50013101    21.04422149   3,458.73321488
--------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

-------------------------------------------------------------------------------=
                                                             COLLECTION PERIOD 3
SERVICER REPORT DATE 10-Nov-00                               BEGINNING: 1-Oct-00
DISTRIBUTION DATE: 15-Nov-00                                   ENDING: 31-Oct-00
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

               Principal        Interest          Total       Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
            -----------------------------------------------------------------------------------------------------------------
CLASS A-1   $23,896,131.97   $  564,991.49   $24,461,123.46      $142.50013101         $ 3.36922149         $  145.86935250
CLASS A-2   $           --   $1,324,656.67   $ 1,324,656.67      $          --         $ 5.83333333         $    5.83333333
CLASS A-3   $           --   $1,155,133.67   $ 1,155,133.67      $          --         $ 5.88333333         $    5.88333333
CLASS A-4   $           --   $  599,497.71   $   599,497.71      $          --         $ 5.95833333         $    5.95833333
            -----------------------------------------------------------------------------------------------------------------
   TOTAL    $23,896,131.97   $3,644,279.53   $27,540,411.50      $142.50013101         $21.04422149         $  163.54435250

  II. Pool Balance at the end of the Collection Period                                                      $607,952,354.02

 III. Insurance Premium                                                                                     $     92,649.00

  IV. Spread Account Balance
         (A) Balance after Deposits/Withdrawals for prior Distribution Date                                 $ 10,761,903.32
         (B) Balance after Deposits/Withdrawals for current Distribution Date                               $ 12,004,902.27

   V. Spread Account Required Amount                                                                        $ 15,198,808.85

  VI. Spread Account Withdrawals
         (A) Withdrawal to make required payments under 4.03                                                $             0
         (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                        $             0

 VII. Servicing Fee                                                                                              526,540.40

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $             0

   X. Available Funds                                                                                       $ 29,348,340.31

  XI. Insured Payment (if any)                                                                              $             0

 XII. Note Principal and Interest Carryover Shortfalls

               Note Principal        Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
            -------------------------------------------------
CLASS A-1          $0.00                 $0.00          $0.00
CLASS A-2          $0.00                 $0.00          $0.00
CLASS A-3          $0.00                 $0.00          $0.00
CLASS A-4          $0.00                 $0.00          $0.00
            -------------------------------------------------
   TOTAL           $0.00                 $0.00          $0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

            Current Distribution Date   Prior Distribution Date
                  Note Principal            Note Principal               Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
            -----------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                        $0.00
CLASS A-2             $0.00                      $0.00                        $0.00
CLASS A-3             $0.00                      $0.00                        $0.00
CLASS A-4             $0.00                      $0.00                        $0.00
            -----------------------------------------------------------------------------------
   TOTAL              $0.00                      $0.00                        $0.00

            Prior Distribution Date   Current Distribution Date
                 Note Interest              Note Interest                Change in Note
              Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
            ----------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

-------------------------------------------------------------------------------=
                                                             COLLECTION PERIOD 3
SERVICER REPORT DATE 10-Nov-00                               BEGINNING: 1-Oct-00
DISTRIBUTION DATE: 15-Nov-00                                   ENDING: 31-Oct-00
--------------------------------------------------------------------------------

CLASS A-1            $0.00                      $0.00                         $0.00
CLASS A-2            $0.00                      $0.00                         $0.00
CLASS A-3            $0.00                      $0.00                         $0.00
CLASS A-4            $0.00                      $0.00                         $0.00
            ----------------------------------------------------------------------------------
   TOTAL             $0.00                      $0.00                         $0.00

  IX. Delinquency Ratio

         A. Delinquency Statistics

   Days               Outstanding     Past Due
Delinquent   Units     Principal       Amount
-----------------------------------------------
  31- 60      1052   13,367,419.72   745,322.31
  61- 90       129    1,491,134.42   127,551.98
 91- 120        34      406,068.54    46,650.50
   121+          9      142,625.25    19,827.98
-----------------------------------------------
   TOTAL     1,224   15,407,247.93   939,352.77

         B. Delinquency Percentage

            (1) Outstanding Principal Balance for Delinquency => 30Days   $ 15,407,247.93
            (2) Pool Principal Balance Beginning of Collection Period     $631,848,485.99
            (3) Delinquency Percentage (Line 1/Line 2)                               2.44%

   X. Principal Balance of repossessed Financed Vehicles      Units     Principal
                                                              ---------------------
                                                               162    $2,065,355.05

  XI. Liquidation Proceeds received for Defaulted Contracts           $  698,211.68

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of November, 2000


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Signatory